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                           UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                  ----------------------------------

                              FORM 8-K
                           Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: October 10, 2003
             Date of Earliest Event Reported: October 10, 2003


                     The Pep Boys - Manny, Moe & Jack
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

            Pennsylvania               1-3381               23-0962915
   -------------------------------   -----------   ---------------------------
   (State or other jurisdiction of   (Commission   (I.R.S. Employer ID number)
    incorporation or organization)    File No.)


      3111 W. Allegheny Ave. Philadelphia, PA           19132
      ----------------------------------------        ----------
      (Address of principal executive offices)        (Zip code)

                                 215-430-9000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)


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Item 5.    Other Information

           On October 10, 2003, the Company announced that it filed a shelf registration statement with the Securities and Exchange Commission that, once effective, would allow the Company to complete one or more offerings of up to an aggregate of $300 million of its securities. The related press release is filed herewith as
           Exhibit 99.1 and is incorporated herein by reference.

           This Current Report on Form 8-K has been filed to cause
           Exhibits 99.2 through 99.4 filed herewith and incorporated herein by reference to also be incorporated by reference into the shelf registration statement.

           Exhibits 99.2 through 99.4 contain information identical to the corresponding sections of the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2003, except that certain of such information has been reclassified as attributable to discontinued operations as a result of the corporate restructuring previously announced on July 31, 2003. In addition, the subsequent events disclosures in the Management's Discussion and Analysis of Results of Operations and Financial Condition and the Notes to Consolidated Financial Statements have been updated to reflect the restructuring and certain other matters occurring subsequent to the filing of the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2003.

           The reclassification does not change the Company's net income for any period and only affects the presentation of its results of operations.

Item 7.    Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No. 23.1    Independent Auditors' Consent

Exhibit No. 32.1    Chief Executive Officer Certification pursuant to 18
                    U.S.C. Section 1350, as adopted pursuant to Section
                    906 of the Sarbanes-Oxley Act of 2002

Exhibit No. 32.2    Chief Financial Officer Certification pursuant to 18
                    U.S.C. Section 1350, as adopted pursuant to Section
                    906 of the Sarbanes-Oxley Act of 2002

Exhibit No. 99.1    Press Release

Exhibit No. 99.2    Selected Financial Data

Exhibit No. 99.3    Management's Discussion and Analysis of Results of
                    Operations

Exhibit No. 99.4    Consolidated Financial Statements

                        Independent Auditors' Report

                        Consolidated Statements of Operations for the years ended February 1, 2003, February 2, 2002, and February 3, 2000

                        Consolidated Statements of Stockholders' Equity for the years ended February 1, 2003, February 2, 2002, and February 3, 2000

                        Consolidated Statements of Cash Flows for the years ended February 1, 2003, February 2, 2002, and February 3, 2000

                        Notes to Consolidated Financial Statements


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE PEP BOYS - MANNY, MOE & JACK


                           By: /s/ George Babich, Jr.
                               --------------------------------------
                               George Babich, Jr.
                               President
                               and Chief Financial Officer


Date:  October 10, 2003

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INDEX TO EXHIBITS

Exhibit No. 23.1    Independent Auditors' Consent

Exhibit No. 32.1    Chief Executive Officer Certification pursuant to 18
                    U.S.C. Section 1350, as adopted pursuant to Section
                    906 of the Sarbanes-Oxley Act of 2002

Exhibit No. 32.2    Chief Financial Officer Certification pursuant to 18
                    U.S.C. Section 1350, as adopted pursuant to Section
                    906 of the Sarbanes-Oxley Act of 2002

Exhibit No. 99.1    Press Release

Exhibit No. 99.2    Selected Financial Data

Exhibit No. 99.3    Management's Discussion and Analysis of Results of
                    Operations

Exhibit No. 99.4    Consolidated Financial Statments

                        Independent Auditors' Report

                        Consolidated Statements of Operations for the years ended February 1, 2003, February 2, 2002, and February 3, 2000

                        Consolidated Statements of Stockholders' Equity for the years ended February 1, 2003, February 2, 2002, and February 3, 2000

                        Consolidated Statements of Cash Flows for the years ended February 1, 2003, February 2, 2002, and February 3, 2000

                        Notes to Consolidated Financial Statements



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